EXHIBIT 10.5

Joe M. Allbaugh

Equity Compensation

Term Sheet

April 26, 2007

Purpose	Convert Joe M. Allbaugh’s Consulting Agreement to ownership of Ecosphere Systems, Inc. (“ESI”)

Offer	Issue Joe M. Allbaugh, or his designee, 10% of Ecosphere Systems, Inc. in exchange for cancellation of the existing Consulting Agreement

Duties

Meet with or otherwise communicate with key executives of Pierce Manufacturing, Inc, attend trade shows, or other arranged marketing events, and manage the relationship with Pierce Manufacturing, Inc./OshKosh Truck, Inc.

Term	Balance of the term of the 2005 Ecosphere Technologies, Inc. Joint Marketing & Supply Agreement with Pierce Manufacturing, Inc. dated December 5, 2005.

Vesting

In four increments or  2.5% of ESI on each future anniversary date of the Joint Marketing and Supply :

~   December 5, 2007

~   December 5, 2008

~   December 5, 2009

~   December 5, 2010

Upon a sale of ESI, all remaining shares vest immediately.

Joe M. Allbaugh	Ecosphere Technologies Inc. Dennis E. McGuire, President & CEO
/s/ Joe M. Allbaugh 5-7-07	/s/ Dennis E. McGuire 5-8-07
Signature Date	Signature Date

Joe M. Allbaugh – ESI 10% Term Sheet April 26, 2007